Terex Updates 2024 Outlook and Announces Third Quarter 2024 Financial Results Conference Call NORWALK, Conn., September 19, 2024 /PRNewswire/ -- Terex Corporation (NYSE: TEX) today announced that it is updating its 2024 outlook. Full-year 2024 adjusted earnings per share, excluding the benefit of the recently announced Environmental Solutions Group (ESG) acquisition, is now expected to be between $5.80 and $6.20 on revenue of $4.85 to $5.05 billion. “Our channels globally made adjustments faster than we anticipated, resulting in lower than expected sales volume. In AWP, customers reduced planned deliveries to align their fleet configuration with seasonal rental demand. On the MP side, dealers adjusted their inventory levels as end users gauge the macro environment,” commented Simon Meester, President and Chief Executive Officer. “Long-term mega trends remain intact but over the near-term we will continue to take action to align our cost structure and production plans accordingly.” Mr. Meester added, “We anticipate closing the ESG acquisition early in Q4, which represents a significant step for Terex. ESG further reduces our cyclicality, is immediately financially accretive, adds meaningful scale and offers operational and commercial synergies with both MP and AWP. We are expecting ESG to generate approximately $45 million of Adjusted EBITDA in Q4, which is consistent with our prior expectations.” Terex will host a conference call to review its third quarter 2024 financial results on Wednesday, October 30, 2024 at 8:30 a.m. Eastern Time. Simon Meester, President and Chief Executive Officer, and Julie Beck, Senior Vice President and Chief Financial Officer, will host the call. The Company's financial results will be issued and available at https://investors.terex.com before the call on Wednesday, October 30, 2024. Participants are encouraged to access the webcast 15 minutes prior to the starting time. The webcast will be available for replay at https://investors.terex.com. Forward-Looking Statements Certain information in this press release includes forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995) regarding future events or Terex’s future financial performance that involve certain contingencies and uncertainties, including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports the Company files with the U.S. Securities and Exchange Commission

2 from time to time, in the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations – Contingencies and Uncertainties." In addition, when included in this press release, the words “may,” “expects,” “should,” “intends,” “anticipates,” “believes,” “plans,” “projects,” “estimates,” “will” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. The Company has based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Actual events or the actual future results of Terex may differ materially from any forward-looking statement due to these and other risks, uncertainties and material factors. The forward-looking statements speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based. About Terex Terex is a global manufacturer of materials processing machinery and aerial work platforms. We design, build and support products used in maintenance, manufacturing, energy, recycling, minerals and materials management, and construction applications. Certain Terex products and solutions enable customers to reduce their impact on the environment including electric and hybrid offerings that deliver quiet and emission-free performance, products that support renewable energy, and products that aid in the recovery of useful materials from various types of waste. Our products are manufactured in North America, Europe, Australia and Asia and sold worldwide. We engage with customers through all stages of the product life cycle, from initial specification to parts and service support. We report our business in the following segments: (i) Materials Processing and (ii) Aerial Work Platforms. Contact Information Derek Everitt VP Investor Relations Email: InvestorRelations@Terex.com

3 GLOSSARY Non-GAAP Measures Definitions In an effort to provide investors with additional information regarding the Company’s results, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures which management believes provides useful information to investors. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. In addition, the Company believes that non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses. Management of Terex uses both GAAP and non-GAAP financial measures to establish internal budgets and targets and to evaluate the Company’s financial performance against such budgets and targets. 2024 Outlook The Company's 2024 outlook for adjusted earnings per share is a non-GAAP financial measure because it excludes the impact of the ESG acquisition, potential future acquisitions, divestitures, restructuring, and other unusual items. The Company is not able to reconcile this forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the exact timing and impact of such items. The unavailable information could have a significant impact on the Company's full-year 2024 GAAP financial results. This forward-looking information provides guidance to investors about the Company's earnings per share expectations excluding unusual items that the Company does not believe are reflective of its ongoing operations. Adjusted EBITDA EBITDA is defined as earnings, before interest, other non-operating income (loss), income (loss) attributable to non-controlling interest, taxes, depreciation and amortization. The Company calculates this by subtracting the following items from Net income (loss): (Gain) loss on disposition of discontinued operations- net of tax; and (Income) loss from discontinued operations – net of tax. Then adds the Provision for (benefit from) income taxes; Interest & Other (Income) Expense; the Depreciation and Amortization amounts reported in the Consolidated Statement of Cash Flows less amortization of debt issuance costs that are recorded in Interest expense. Adjusted EBITDA is calculated by adding items to EBITDA such as equipment warranty normalization, E&O normalization, non-operational expense items and non-recurring restructuring costs. The Company is not able to reconcile this forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the exact timing and impact of such items. The unavailable information could have a significant impact on ESG’s GAAP financial results. This forward- looking information provides guidance to investors about ESG’s performance in the fourth quarter of 2024.